                                                                       EX. 99.20

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 28, 2004

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                                              INITIAL   SCHED
   FICO                                  % OF      GROSS     GROSS     GROSS       GROSS       SERV      REM
   SCORE       COUNT        BALANCE     BALANCE    RATE     MARGIN    LIFECAP     LIFEFLOOR    FEES      TERM
-------------------------------------------------------------------------------------------------------------
Not Available     13     1,144,601.36     0.15    7.76480   5.60384   13.59836     7.59836    0.32000    355
491 - 500         16     2,324,173.28     0.31    8.17130   5.79006   14.16894     8.03431    0.32000    355
501 - 510        162    24,351,936.40     3.27    7.88067   5.96841   13.81218     7.78257    0.32000    353
511 - 520        198    29,736,204.32     3.99    7.73547   5.85688   13.73286     7.67822    0.32000    353
521 - 530        193    30,056,035.27     4.03    7.66039   5.83032   13.61076     7.60242    0.32000    350
531 - 540        226    33,383,306.34     4.48    7.67085   5.76943   13.60435     7.56973    0.32000    353
541 - 550        214    34,515,743.18     4.63    7.61731   5.71916   13.57770     7.56757    0.32000    353
551 - 560        205    31,620,323.60     4.24    7.56927   5.70983   13.52068     7.50128    0.32000    350
561 - 570        219    34,207,894.43     4.59    7.28474   5.36909   13.23376     7.18868    0.32000    353
571 - 580        212    34,491,987.01     4.63    7.13142   5.24001   12.99171     6.99259    0.32000    351
581 - 590        279    44,588,661.82     5.98    7.00772   5.06742   12.94691     6.94528    0.32000    351
591 - 600        254    41,804,042.72     5.61    6.90254   5.05943   12.80474     6.80212    0.32000    348
601 - 610        287    42,914,444.76     5.76    6.78652   4.84962   12.64722     6.61573    0.32000    352
611 - 620        314    48,160,364.29     6.46    6.72240   4.76747   12.51581     6.50626    0.32000    353
621 - 630        290    43,598,948.84     5.85    6.58675   4.56899   12.52636     6.51050    0.32000    352
631 - 640        285    46,462,935.06     6.23    6.54440   4.58939   12.41802     6.38132    0.32000    351
641 - 650        263    42,740,629.51     5.73    6.61283   4.58765   12.41578     6.41578    0.32000    348
651 - 660        213    36,900,151.96     4.95    6.40415   4.41306   12.24318     6.21653    0.32000    348
661 - 670        176    31,817,598.53     4.27    6.47656   4.35383   12.32102     6.30189    0.32000    348
671 - 680        146    26,604,727.85     3.57    6.38183   4.35793   12.22649     6.15423    0.32000    350
681 - 690         96    17,961,565.12     2.41    6.44127   4.42563   12.45666     6.39936    0.32000    353
691 - 700         73    12,094,595.49     1.62    6.47591   4.41477   12.29413     6.29413    0.32000    351
701 - 710         80    14,965,052.02     2.01    6.76922   4.52157   12.65367     6.65367    0.32000    347
711 - 720         50     8,605,712.49     1.15    6.48808   4.45430   12.42004     6.42004    0.32000    349
721 - 730         43     7,808,686.80     1.05    6.82718   4.88797   12.98016     6.98016    0.32000    350
731 - 740         33     7,081,214.48     0.95    6.64601   4.68756   12.25854     6.06148    0.32000    349
741 - 750         24     4,700,836.83     0.63    6.70896   4.69274   12.50657     6.50657    0.32000    348
751 - 760         21     5,493,307.36     0.74    6.75538   4.40412   12.56396     6.56396    0.32000    355
761 - 770          8     1,523,235.94     0.20    6.30426   4.43965   12.67502     6.50746    0.32000    354
771 - 780          7     1,427,911.75     0.19    7.30408   5.95866   13.71010     7.71010    0.32000    346
781 - 790          2       223,419.39     0.03    7.44991         -          -           -    0.32000    354
791 - 800          5     1,285,617.95     0.17    6.53986   4.45416   12.50016     6.50016    0.32000    354
801 - 810          3       275,366.23     0.04    6.92616   4.20000   12.35000     6.35000    0.32000    355
811 - 820          1       393,951.78     0.05    5.85000         -          -           -    0.32000    355
TOTAL:         4,611   745,265,184.16   100.00    6.96413   5.08013   12.92740     6.90462    0.32000    351

                                                       MONTH
   FICO         REM     ORIG     INITIAL    PERIODIC  TO NEXT   PROVIDED    KNOWN        AVG
   SCORE       AMORT    TERM       CAP        CAP       ADJ       LTV       FICOS      BALANCE    LTV>80WITHMI
---------------------------------------------------------------------------------------------------------------
Not Available    355      360    3.00000    1.00000      21      68.64        NA        88046.26          0.00
491 - 500        355      360    2.79805    1.06732      19      75.07       500       145260.83          0.00
501 - 510        353      358    2.94877    1.00799      22      74.40       506       150320.60          2.19
511 - 520        353      358    2.93248    1.01353      20      74.26       516       150182.85          3.81
521 - 530        350      355    2.98749    1.00417      19      73.70       526       155730.75         12.18
531 - 540        353      358    2.97584    1.01122      20      75.06       535       147713.74         13.16
541 - 550        353      358    3.00000    1.00507      19      73.89       546       161288.52         13.03
551 - 560        350      355    2.98772    1.00000      20      72.95       555       154245.48          9.32
561 - 570        353      358    2.96546    1.01195      19      74.30       565       156200.43         18.39
571 - 580        351      356    2.98909    1.00364      20      74.86       576       162698.05         17.81
581 - 590        351      356    2.98801    1.00000      20      76.94       585       159815.99         31.40
591 - 600        348      353    2.99809    1.00000      20      77.76       596       164582.85         31.45
601 - 610        352      357    2.97352    1.00000      20      79.86       605       149527.68         27.61
611 - 620        353      357    3.00000    1.00000      20      79.34       615       153376.96         30.54
621 - 630        352      357    3.00000    1.00793      20      78.59       626       150341.20         34.41
631 - 640        351      356    2.98349    1.01078      20      80.20       635       163027.84         35.72
641 - 650        348      353    3.00000    1.00000      20      81.60       645       162511.90         47.33
651 - 660        348      353    3.00000    1.01333      20      80.26       656       173240.15         39.24
661 - 670        348      353    2.98161    1.00613      19      79.82       665       180781.81         34.24
671 - 680        350      355    2.97015    1.00300      19      80.61       676       182224.16         38.02
681 - 690        353      358    3.00000    1.02290      20      81.12       686       187099.64         43.08
691 - 700        351      356    3.00000    1.00000      19      82.97       695       165679.39         49.53
701 - 710        347      352    3.00000    1.00000      20      82.78       706       187063.15         50.14
711 - 720        349      354    3.00000    1.00000      20      81.04       716       172114.25         43.82
721 - 730        350      355    3.00000    1.00000      19      82.24       725       181597.37         52.79
731 - 740        349      354    2.81545    1.06152      19      82.50       735       214582.26         46.76
741 - 750        348      353    3.00000    1.00000      20      86.69       745       195868.20         64.75
751 - 760        355      360    3.00000    1.00000      19      81.46       755       261586.06         63.77
761 - 770        354      360    3.00000    1.08378      18      77.26       767       190404.49         19.66
771 - 780        346      352    3.00000    1.00000      18      88.64       775       203987.39         89.57
781 - 790        354      360          -          -       0      75.88       782       111709.70          0.00
791 - 800        354      360    3.00000    1.00000      18      86.63       797       257123.59         78.06
801 - 810        355      360    3.00000    1.00000      19      90.48       805        91788.74         71.08
811 - 820        355      360          -          -       0      80.00       816       393951.78          0.00
Total:           351      356    2.98306    1.00602      20      77.96       608       161627.67         28.50

COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

                                                AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                                PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
RANGE OF COMBINED ORIGINAL     NUMBER OF         BALANCE       MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
  LOAN-TO-VALUE RATIOS       MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     161        $ 19,563,639       2.63%      6.834%       589      $121,513       41.86%     60.75%
50.01% to 55.00%                    86          13,910,912       1.87       6.830        588       161,755       52.87      60.07
55.01% to 60.00%                   142          20,543,855       2.76       6.836        586       144,675       57.88      51.19
60.01% to 65.00%                   261          42,808,550       5.74       6.934        587       164,017       63.42      55.89
65.01% to 70.00%                   354          62,112,995       8.33       7.020        589       175,460        68.7      49.64
70.01% to 75.00%                   481          85,102,733      11.42       6.976        588       176,929       73.97      50.91
75.01% to 80.00%                 1,228         201,183,801      26.99       7.090        592       163,830       79.49      55.48
80.01% to 85.00%                   380          62,177,726       8.34       6.919        625       163,626       84.25      66.53
85.01% to 90.00%                   644         114,421,993      15.35       7.080        632       177,674       89.44      62.75
90.01% to 95.00%                   330          50,503,364       6.78       7.175        638       153,040       93.68      87.05
95.01% to 100.00%                  544          72,935,617       9.79       6.380        646       134,073       80.63      84.42
TOTAL:                           4,611        $745,265,184     100.00%      6.964%       608      $161,628       77.96%     61.61%

CREDIT SCORES

                                            AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE     MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES   MORTGAGE LOANS    OUTSTANDING     POOL       COUPON      SCORE    OUTSTANDING     LTV          DOC
-------------------------------------------------------------------------------------------------------------------------------
<= 0                           13         $  1,144,601      0.15%      7.765%        0      $ 88,046      68.64%       79.02%
491 to 500                     16            2,324,173      0.31       8.171       500       145,261      75.07        39.31
501 to 510                    162           24,351,936      3.27       7.881       506       150,321      74.40        72.14
511 to 520                    198           29,736,204      3.99       7.735       516       150,183      74.26        69.96
521 to 530                    193           30,056,035      4.03       7.660       526       155,731      73.70        74.79
531 to 540                    226           33,383,306      4.48       7.671       535       147,714      75.06        72.22
541 to 550                    214           34,515,743      4.63       7.617       546       161,289      73.89        67.08
551 to 560                    205           31,620,324      4.24       7.569       555       154,245      72.95        53.25
561 to 570                    219           34,207,894      4.59       7.285       565       156,200      74.30        61.14
571 to 580                    212           34,491,987      4.63       7.131       576       162,698      74.86        61.04
581 to 590                    279           44,588,662      5.98       7.008       585       159,816      76.94        66.25
591 to 600                    254           41,804,043      5.61       6.903       596       164,583      77.76        71.98
601 to 610                    287           42,914,445      5.76       6.787       605       149,528      79.86        73.85
611 to 620                    314           48,160,364      6.46       6.722       615       153,377      79.34        69.57
621 to 630                    290           43,598,949      5.85       6.587       626       150,341      78.59        67.08
631 to 640                    285           46,462,935      6.23       6.544       635       163,028      80.20        64.55
641 to 650                    263           42,740,630      5.73       6.613       645       162,512      81.60        59.12
651 to 660                    213           36,900,152      4.95       6.404       656       173,240      80.26        58.95
661 to 670                    176           31,817,599      4.27       6.477       665       180,782      79.82        45.98
671 to 680                    146           26,604,728      3.57       6.382       676       182,224      80.61        52.75
681 to 690                     96           17,961,565      2.41       6.441       686       187,100      81.12        48.17
691 to 700                     73           12,094,595      1.62       6.476       695       165,679      82.97        42.19
701 to 710                     80           14,965,052      2.01       6.769       706       187,063      82.78        37.70
711 to 720                     50            8,605,712      1.15       6.488       716       172,114      81.04        28.31
721 to 730                     43            7,808,687      1.05       6.827       725       181,597      82.24        36.59
731 to 740                     33            7,081,214      0.95       6.646       735       214,582      82.50        31.96
741 to 750                     24            4,700,837      0.63       6.709       745       195,868      86.69        23.43
751 to 760                     21            5,493,307      0.74       6.755       755       261,586      81.46        20.11
761 to 770                      8            1,523,236      0.20       6.304       767       190,404      77.26        34.18
771 to 780                      7            1,427,912      0.19       7.304       775       203,987      88.64        28.24
781 to 790                      2              223,419      0.03       7.450       782       111,710      75.88            -
791 to 800                      5            1,285,618      0.17       6.540       797       257,124      86.63            -
801 to 810                      3              275,366      0.04       6.926       805        91,789      90.48        71.08
811 to 820                      1              393,952      0.05       5.850       816       393,952      80.00       100.00
Total:                      4,611         $745,265,184    100.00%      6.964%      608      $161,628      77.96%       61.61%